                                                                   Exhibit 4.2

NUMBER     INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE           SHARES
  0


                         METRO NETWORKS, INC.


                        TOTAL AUTHORIZED ISSUE                   SEE REVERSE FOR
                7,500,000 SHARES PAR VALUE $0.001 EACH       CERTAIN DEFINITIONS


                 SERIES A CONVERTIBLE PREFERRED STOCK


                              SPECIMEN


THIS IS TO CERTIFY THAT: _______________________________________ IS THE OWNER OF

__________________________________________________________________________ fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED



____________________________                        ____________________________
                   Secretary                                           President


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       THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE
OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

  TEN COM - AS TENANTS IN COMMON     UNIF GIFT MIN ACT -       CUSTODIAN
                                                        ------           -------
                                                        (CUST)           (MINOR)

                                     UNDER UNIFORM GIFTS TO MINORS
  TEN ENT - AS TENANTS BY THE        ACT
            ENTIRETIES                   --------------------------
                                                 (STATE)

  JT TEN  - AS JOINT TENANTS WITH
            RIGHT OF SURVIVORSHIP
            AND NOT AS TENANTS IN
            COMMON

        ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

FOR VALUE RECEIVED__________________________HEREBY SELL, ASSIGN AND TRANSFER
UNTO
PLEASE REPORT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________________________________________________

_______________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
  ASSIGNEE)


_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares

represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________________________________ Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

   Dated _________________, 19 ___
          In presence of

                                              _________________________________

_______________________________



THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE,
PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN
THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.